Exhibit 10.1.1

LIBERTY PROPERTY TRUST

AMENDED AND RESTATED SHARE INCENTIVE PLAN

     1. Purpose. The Liberty Property Trust Amended and Restated Share Incentive Plan (the “Plan”) is intended to recognize the contributions made to Liberty Property Trust (the “Company”) by key employees, consultants and advisors of the Company or an Affiliate (including employees who are members of the Board of Trustees) of the Company or any Affiliate, to provide such persons with additional incentive to devote themselves to the future success of the Company or an Affiliate, and to improve the ability of the Company or an Affiliate to attract, retain, and motivate individuals upon whom the Company’s sustained growth and financial success depend, by providing such persons with an opportunity to acquire or increase their proprietary interest in the Company through receipt of rights to acquire common shares of beneficial interest, $.001 par value per share (the “Shares”), in the Company, and through transfers of Shares subject to conditions of forfeiture. In addition, the Plan is intended as an additional incentive to members of the Board of Trustees (the “Trustees”) who are not employees of the Company or an Affiliate to serve on the Board of Trustees and to devote themselves to the future success of the Company by providing them with an opportunity to acquire or increase their proprietary interest in the Company through the receipt of Options to acquire Shares.

     2. Definitions. Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

     (a) “Affiliate” means a corporation which is a parent corporation or a subsidiary corporation with respect to the Company within the meaning of Section 424(e) or (f) of the Code. In addition, “Affiliate” means any other entity in which the Company owns an interest which would be an Affiliate as defined in the preceding sentence but for the fact that such entity is not a corporation. Employees of any such non-corporate affiliate shall not be granted ISOs under the Plan.

     (b) “Award” means a grant of Shares subject to conditions of forfeiture made pursuant to the terms of the Plan.

     (c) “Award Agreement” means the agreement between the Company and a Grantee with respect to an Award made pursuant to the Plan.

     (d) “Awardee” means a person to whom an Award has been granted pursuant to the Plan.

     (e) “Board of Trustees” means the Board of Trustees of the Company.

     (f) “Change of Control” has the meaning as set forth in Section 10 of the Plan.

     (g) “Code” means the Internal Revenue Code of 1986, as amended.

     (h) “Committee” has the meaning set forth in Section 3 of the Plan.

     (i) “Company” means Liberty Property Trust, a Maryland real estate investment trust.

     (j) “Disability” has the meaning set forth in Section 22(e)(3) of the Code.

     (k) “Fair Market Value” has the meaning set forth in Subsection 8(b) of the Plan.

     (l) “Grantee” means a person to whom an Option or an Award has been granted pursuant to the Plan.

     (m) “ISO” means an Option granted under the Plan which is intended to qualify as an “incentive stock option” within the meaning of Section 422(b) of the Code.

     (n) “Non-employee Trustee “ means a member of the Board of Trustees who is not an employee of the Company or an Affiliate and who qualifies both as a “non-employee director” as that term is used in Rule 16b-3 and as an “outside director” as that term is used in applicable IRS regulations promulgated under Code Section 162(m).

     (o) “Non-Executive Officer Award Committee” has the meaning set forth in Section 3 of the Plan.

     (p) “Non-qualified Stock Option” means an Option granted under the Plan which is not intended to qualify, or otherwise does not qualify, as an “incentive stock option” within the meaning of Section 422(b) of the Code.

     (q) “Option” means either an ISO or a Non-qualified Stock Option granted under the Plan.

     (r) “Optionee” means a person to whom an Option has been granted under the Plan, which Option has not been exercised and has not expired or terminated.

     (s) “Option Document” means the document described in Section 8 or Section 9 of the Plan, as applicable, which sets forth the terms and conditions of each grant of Options.

     (t) “Option Price” means the price at which Shares may be purchased upon exercise of an Option, as calculated pursuant to Subsection 8(b) or Subsection 9(a) of the Plan.

     (u) “Restricted Share” means a Share subject to conditions of forfeiture and transfer granted to any person pursuant to an Award under the Plan.

     (v) “Retirement” shall mean a termination of an Optionee’s employment or services for the Company or an Affiliate at any time after such Optionee has (i) reached age 65, (ii) attained age 55 with at least 10 years of employment or services for the Company or an Affiliate, or (iii) attained an age of 55 or greater which when combined with the Optionee’s years of employment or services for the Company or an Affiliate equals 65.

     (w) “Rule 16b-3” means Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any successor rule.

     (x) “Section 16 Officer” means any person who is an “officer” within the meaning of Rule 16a-1(f) promulgated under the Securities Exchange Act of 1934, as amended, or any successor rule.

     (y) “Shares” means the shares of beneficial interest, $.01 par value per share, of the Company.

     (z) “Trustee” means a member of the Board of Trustees.

3. Administration of the Plan. The Plan shall be administered by the Board of Trustees of the Company if all members of the Board of Trustees are Non-employee Trustees; provided, however, that the Board of Trustees may designate a committee or committee(s) of the Board of Trustees composed of two or more of its Trustees to administer the Plan in its stead. If any member of the Board of Trustees is not a Non-employee Trustee, the Board of Trustees shall (i) designate a committee composed of two or more Trustees, each of whom is a Non-employee Trustee (the “Non-employee Trustee Committee”), to operate and administer the Plan in its stead, (ii) designate two committees to operate and administer the Plan in its stead, one of such committees composed of two or more of its Non-employee Trustees (the “Non-employee Trustee Committee”) to operate and administer the Plan with respect to the Company’s Section 16 Officers and the Trustees who are not members of the Non-employee Trustee Committee, and another committee composed of two or more Trustees (which may include Trustees who are not Non-employee Trustees) to operate and administer the Plan with respect to persons other than Section 16 Officers or Trustees or (iii) designate only one committee composed of two or more Non-employee Trustees (the “Non-employee

Trustee Committee”) to operate and administer the Plan with respect to the Company’s Section 16 Officers and Trustees (other than those Trustees serving on the Non-employee Trustee Committee) and itself operate and administer the Plan with respect to persons other than Section 16 Officers or Trustees. Any of such committees designated by the Board of Trustees, and the Board of Trustees itself in its administrative capacity with respect to the Plan, is referred to as the “Committee.” In addition, with respect to employees who are not executive officers of the Company, the Board of Trustees may delegate certain Committee powers to a “Non-Executive Officer Award Committee,” which may consist of any one or more Trustees, pursuant to the provisions of Section 17 hereof. With the exception of the timing of grants of Options, the price at which Shares may be purchased, and the number of Shares covered by Options granted to each member of the Non-employee Trustee Committee, all of which shall be as specifically set forth in Section 9, the other provisions set forth herein, as it pertains to members of the Non-employee Trustee Committee, shall be administered by the Board of Trustees.

     (a) Meetings. The Committee shall hold meetings at such times and places as it may determine. Acts approved at a meeting by a majority of the members of the Committee or acts approved in writing by the unanimous consent of the members of the Committee shall be the valid acts of the Committee.

     (b) Grants and Awards. Except with respect to Options granted under Subsection 8(j) and to Non-employee Trustee Committee Members pursuant to Section 9, the Committee shall from time to time at its discretion direct the Company to grant Options and Awards pursuant to the terms of the Plan. The Committee shall have plenary authority to (i) determine the persons to whom, and the times at which Options and Awards are to be granted as well as the terms applicable to Options and Awards, (ii) determine the type of Option to be granted and the number of Shares subject thereto, (iii) determine the Awardees to whom, and the times at which, Restricted Shares are granted, the number of Shares awarded, and the purchase price per Share, if any, and (iv) approve the form and terms and conditions of the Option Documents and Award Agreements; all subject, however, to the express provisions of the Plan. In making such determinations, the Committee may take into account the nature of the Grantee’s services and responsibilities, the Grantee’s present and potential contribution to the Company’s success and such other factors as it may deem relevant. Notwithstanding the foregoing, grants of Options to Non-employee Trustee Committee Members shall be made exclusively in accordance with Section 9 and such other provisions of the Plan that specifically apply to such Options. The interpretation and construction by the Committee of any provisions of the Plan or of any Option or Award granted under it shall be final, binding and conclusive.

     (c) Exculpation. No member of the Committee shall be personally liable for monetary damages as such for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Options or Awards thereunder unless (i) the member of the Committee has breached or failed to perform the duties of his office under applicable law and (ii)

the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness; provided, however, that the provisions of this Subsection 3(c) shall not apply to the responsibility or liability of a member of the Committee pursuant to any criminal statute or to the liability of a member of the Committee for the payment of taxes pursuant to local, state or federal law.

     (d) Indemnification. Service on the Committee shall constitute service as a member of the Board of Trustees. Each member of the Committee shall be entitled without further act on his part to indemnity from the Company to the fullest extent provided by applicable law and the Company’s Declaration of Trust and/or By-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options or Awards thereunder in which he or she may be involved by reason of his or her being or having been a member of the Committee, whether or not he or she continues to be such member of the Committee at the time of the action, suit or proceeding.

     4. Grants and Awards under the Plan. Options under the Plan may be in the form of a Non-qualified Stock Option, an ISO, or Awards of Restricted Shares, or any combination thereof, at the discretion of the Committee.

     5. Eligibility. All key employees, consultants and advisors of the Company or an Affiliate and members of the Board of Trustees shall be eligible to receive Options and Awards hereunder. The Committee, in its sole discretion, shall determine whether an individual qualifies as a key employee. Notwithstanding anything to the contrary contained herein, consultants and advisors shall only be eligible to receive Options or Awards provided bona fide services shall be rendered by such persons, and such services are not in connection with a capital raising transaction.

     6. Shares Subject to the Plan. The aggregate maximum number of Shares for which Options or Awards may be granted pursuant to the Plan (including Shares for which Options or Awards were granted under the Plan prior to this restatement) is Eleven Million Four Hundred Twenty-Six Thousand Two Hundred Fifty Six (11,426,256), subject to adjustment as provided in Section 11 of the Plan. The Shares shall be issued from authorized and unissued Shares or Shares held in or hereafter acquired for the treasury of the Company. If an Option terminates or expires without having been fully exercised for any reason, or if Shares granted pursuant to an Award have been conveyed back to the Company pursuant to the terms of an Award Agreement, the Shares for which the Option was not exercised or the Shares that were conveyed back to the Company may again be the subject of one or more Options or Awards granted pursuant to the Plan.

     7. Term of the Plan. The amended and restated Plan is effective as of March 23, 2004 (the “Approval Date”), subject to the approval of the amended and restated Plan within twelve months after the Approval Date by a majority of the votes cast at a duly called meeting of the shareholders at which a quorum representing a majority of all outstanding voting interests of the Company is, either in person or by proxy, present and voting, or by a method and in a degree that would be treated as adequate under applicable state law in the case of an action requiring shareholder approval. No Option or Award may be granted under the Plan ten years after the Approval Date.

     8. Option Documents and Terms. Each Option granted under the Plan shall be a Non-qualified Stock Option unless the Option shall be specifically designated at the time of grant to be an ISO for federal income tax purposes. To the extent any Option designated an ISO is determined for any reason not to qualify as an incentive stock option within the meaning of Section 422 of the Code, such Option shall be treated as a Non- qualified Stock Option for all purposes under the provisions of the Plan. Options granted pursuant to the Plan shall be evidenced by the Option Documents in such form as the Committee shall from time to time approve, which Option Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require which are not inconsistent with the terms of the Plan. However, the provisions of this Section 8 shall not be applicable to Options granted to non-employee members of the Board of Trustees, except as otherwise provided in Subsection 9(c).

     (a) Number of Option Shares. Each Option Document shall state the number of Shares to which it pertains. An Optionee may receive more than one Option, which may include Options which are intended to be ISO’s and Options which are not intended to be ISO’s, but only on the terms and subject to the conditions and restrictions of the Plan. Notwithstanding anything to the contrary contained herein, no employee shall be granted Options to acquire more than Seven Hundred Fifty Thousand (750,000) Shares during any calendar year.

     (b) Option Price. Each Option Document shall state the Option Price which, for a Non-qualified Stock Option, may be less than, equal to, or greater than the Fair Market Value of the Shares on the date the Option is granted and, for an ISO, shall be at least 100% of the Fair Market Value of the Shares on the date the Option is granted as determined by the Committee in accordance with this Subsection 8(b); provided, however, that if an ISO is granted to an Optionee who then owns, directly or by attribution under Section 424(d) of the Code, interests in the Company or any parent or subsidiary corporation possessing more than ten percent of the total combined voting power of all classes of interests of the Company or such parent or subsidiary, then the Option Price shall be at least 110% of the Fair Market Value of the Shares on the date the Option is granted. If the Shares are traded in a public market, then the Fair Market Value per Share shall be, if the Shares are listed on a national securities exchange or included in the NASDAQ National Market System, the last reported sale price thereof on the relevant date, or, if the Shares are not so listed or included (or if there was no reported sale on the relevant date), the mean between the last reported “bid” and “asked” prices thereof on the relevant date, as reported on NASDAQ or by the exchange, as applicable, or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable, or, in the event such method of determination of fair market value is determined to be inaccurate or such information as is needed for such determination as set forth above is not available, as the Committee determines in good faith.

     (c) Exercise. No Option shall be deemed to have been exercised prior to the receipt by the Company of written notice of such exercise and of payment in full of the Option Price for the Shares to be purchased. Each such notice shall specify the number of Shares to be purchased and shall (unless the Shares are covered by a then current registration statement or qualified Offering Statement under Regulation A under the Securities Act of 1933, as amended (the “Act”), contain the Optionee’s acknowledgment in form and substance satisfactory to the Company that (a) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (b) the Optionee has been advised and understands that (i) the Shares have not been registered under the Act and are “restricted securities” within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration, (c) such Shares may not be transferred without compliance with all pplicable federal and state securities laws, and (d) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates. Notwithstanding the foregoing, if the Company determines that issuance of Shares should be delayed pending (A) registration under federal or state securities laws, (B) the receipt of an opinion of counsel satisfactory to the Company that an appropriate exemption from such registration is available, (C) the listing or inclusion of the Shares on any securities exchange or an automated quotation system or (D) the consent or approval of any governmental regulatory body whose consent or approval is deemed necessary in connection with the issuance of such Shares, the Company may defer exercise of any Option granted hereunder until any of the events described in this sentence has occurred.

     (d) Medium of Payment. An Optionee shall pay for Shares (i) in cash, (ii) by certified or cashier’s check payable to the order of the Company, or (iii) by such other mode of payment as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Furthermore, the Committee may provide in an Option Document that payment may be made in whole or in part in Shares held by the Optionee. If payment is made in whole or in part in Shares, then the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing the Shares owned by such Optionee, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value on the date of delivery that is at least as great as the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by the payment in Shares, endorsed in blank or accompanied by stock powers duly endorsed in blank by the Optionee. In the event that certificates for Shares delivered to the Company represent a number of Shares in excess of the number of Shares required to make payment for the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by payment in Shares, the certificate or certificates issued to the Optionee shall represent (i) the Shares in respect of which payment is made, and (ii) such excess number of Shares. Notwithstanding the foregoing, the Committee may impose from time to time such limitations and prohibitions on the use of Shares to exercise an Option as it deems appropriate.

     (e) Termination of Options.

     (i) No Option shall be exercisable after the first to occur of the following:

     (A) Expiration of the Option term specified in the Option Document, which, in the case of an ISO, shall not occur after (1) ten years from the date of grant, or (2) five years from the date of grant of an ISO if the Optionee on the date of grant owns, directly or by attribution under Section 424(d) of the Code, interests in the Company or any parent or subsidiary corporation possessing more than ten percent (10%) of the total combined voting power of all classes of interests of the Company or such parent or subsidiary;

     (B) The third month anniversary of the date of termination of the Optionee’s services or employment with the Company or an Affiliate for any reason other than death, Disability or Retirement, or the thirty-sixth month anniversary of the date of termination of the Optionee’s services or employment with the Company or an Affiliate as a result of the Optionee’s death, Disability or Retirement;

     (C) A finding by the Committee, after full consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has breached his or her employment or service contract with the Company or an Affiliate, or has been engaged in disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, or has disclosed trade secrets or confidential information of the Company or an Affiliate. In such event, in addition to immediate termination of the Option, the Optionee shall automatically forfeit all Shares for which the Company has not yet delivered the Share certificates upon refund by the Company of the

Option Price. Notwithstanding anything herein to the contrary, the Company may withhold delivery of Share certificates pending the resolution of any inquiry that could lead to a finding resulting in a forfeiture;

     (D) The date, if any, set by the Board of Trustees as an accelerated expiration date in the event of the liquidation or dissolution of the Company; or

     (E) The occurrence of such other event or events as may be set forth in the Option Document as causing an accelerated expiration of the Option.

     (ii) Notwithstanding the foregoing, the Committee may extend the period during which all or any portion of an Option may be exercised to a date no later than the Option term specified in the Option Document pursuant to Subsection 8(e)(i)(A), provided that any change pursuant to this Subsection 8(e)(ii) which would cause an ISO to become a Non-qualified Stock Option may be made only with the consent of the Optionee.

     (iii) The terms of an executive severance agreement or other agreement between the Company and an Optionee, approved by the Committee, whether entered into prior or subsequent to the grant of an Option, which provide for Option exercise dates later than those set forth in Subsection 8(e)(i) but permitted by this Subsection 8(e)(ii) shall be deemed to be Option terms approved by the Committee and consented to by the Optionee.

     (iv) Unless otherwise expressly permitted in the Option Document, no Option granted pursuant to this Section 8 shall be exercisable following the termination of the Optionee’s services as a member of the Board of Trustees or employment with the Company or any Affiliate for any reason other than death, Disability, or Retirement with respect to any Shares in excess of those which could have been acquired by exercise of the Option on the date of such termination of services or employment. Unless otherwise specified in the Option Document, upon termination of the Optionee’s services as a member of the Board of Trustees or employment with the Company or any Affiliate as a result of death, Disability, or Retirement, the portion of the Option not exercisable upon such termination shall become exercisable.

     (f) Transfers. No Option granted under the Plan may be transferred, except by will or by the laws of descent and distribution. During the lifetime of the person to whom an Option is granted, such Option may be exercised only by such person. Notwithstanding the foregoing, (1) a Non-qualified Stock Option may be transferred pursuant to the terms of a “qualified domestic relations order,” within the meaning of Sections 401(a)(13) and 414(p) of the Code or within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended, and (2) the Committee may provide, in an Option Document, that an Optionee may transfer Options to his or her children, grandchildren or spouse or to one or more trusts for the benefit of such family members or to partnerships in which such family members are the only partners (a “Family Transfer”), provided that the Optionee receives no consideration for such Family Transfer and the Option Documents relating to Options transferred in such Family Transfer continue to be subject to the same terms and conditions that were applicable to such Options immediately prior to the Family Transfer.

     (g) Limitation on ISO Grants. In no event shall the aggregate Fair Market Value of the Shares with respect to which ISOs issued under the Plan and incentive stock options issued under any other incentive stock option plans of the Company or its Affiliates which are exercisable for the first time by the Optionee during any calendar year exceed $100,000. Any ISOs issued in excess of this limitation shall be treated as Non-qualified Stock Options issued under the Plan. For purposes of this subsection 8(g), the Fair Market Value of Shares shall be determined as of the date of grant of the ISO or other incentive stock option.

     (h) Other Provisions. Subject to the provisions of the Plan, the Option Documents shall contain such other provisions including, without limitation, provisions authorizing the Committee to accelerate the exercisability of all or any portion of an Option granted pursuant to the Plan, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee shall deem advisable.

     (i) Amendment. Subject to the provisions of the Plan, the Committee shall have the right to amend Option Documents issued to an Optionee, subject to the Optionee’s consent if such amendment is not favorable to the Optionee, except that the consent of the Optionee shall not be required for any amendment made pursuant to Subsection 8(e)(i)(C) or Section 10 of the Plan, as applicable.

     (j) Five or Fewer. No Options shall be granted under the Plan if, taking into account the grant of such options, five or fewer individuals would own more than 50% of the outstanding Shares, as computed for purposes of Code Section 856(h).

     9. Special Provisions Relating to Grants of Options to Non-Employee Members of the Board of Trustees. Options granted pursuant to the Plan to non-employee members of the Board of Trustees shall be granted, without any further action by the Committee, in accordance with the terms and conditions set forth in this Section 9. Options granted pursuant to this Section 9 shall be evidenced by Option Documents in such form as the Committee shall from time to time approve, which Option Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require which are not inconsistent with the terms of the Plan and would not cause a Non-employee Trustee to lose his or her status as a “non-employee director” (as that term is used for purposes of Rule 16b-3) due to the grant of Options to such person pursuant to this Section 9.

     (a) Timing of Grants; Number of Shares Subject of Options; Exercisability of Options; Option Price. Each non-employee member of the Board of Trustees shall be granted annually, commencing on the date of the initial public offering of Shares, and on each anniversary of such date thereafter, an Option to purchase five thousand (5,000) Shares provided such person is a member of the Board of Trustees on such grant date. Each such Option shall be a Non-qualified Stock Option exercisable with respect to twenty percent (20%) of the Shares subject to such Option after the first anniversary of the date of grant, exercisable with respect to fifty percent (50%) of the Shares after the second anniversary of the date of grant, and fully exercisable after the third anniversary of the date of grant. The Option Price shall be equal to the Fair Market Value of the Shares on the date the Option is granted.

     (b) Termination of Options Granted Pursuant to Section 9. No Option granted pursuant to this Section 9 shall be exercisable after the first to occur of the following:

     (i) The tenth anniversary of the date of grant.

     (ii) The third month anniversary of the date of termination of the Optionee’s services as a member of the Board of Trustees for any reason other than death, Disability or Retirement, or the thirty-sixth month anniversary of the date of termination of the Optionee’s services as a member of the Board of Trustees as a result of the Optionee’s death, Disability or Retirement.

     Except as provided in Subsection 8(e)(iv), no Option granted pursuant to this Section 9 shall be exercisable following the termination of the Optionee’s services as a member of the Board of Trustees with respect to any Shares in excess of those which could have been acquired by exercise of the Option on the date of such termination of services.

     (c) Applicability of Section 8 to Options Granted Pursuant to Section 9. The following provisions of Section 8 shall be applicable to Options granted pursuant to this Section 9: Subsection 8(a) (provided that all Options granted pursuant to this Section 9 shall be Non-qualified Stock Options); the last sentence of Subsection 8(b); Subsection 8(c); Subsection 8(d) (provided that Option Documents relating to Options granted pursuant to this Section 9 shall provide that payment may be made in whole or in part in Shares); and Subsection 8(f) (provided that Option Documents relating to Options granted pursuant to this Section 9 shall not permit Family Transfers).

     10. Change of Control. In the event of a Change of Control, the Committee may take whatever action it deems necessary or desirable with respect to the Options and Awards outstanding (other than Options granted pursuant to Subsection 8(j) and Section 9), including, without limitation, accelerating the expiration or termination date in the respective Option Documents to a date no earlier than thirty (30) days after notice of such acceleration is given to the Optionees. The Committee shall have the authority to set forth in each individual Option Document or Grant Agreement the effect of a Change of Control on the provisions of the Option Document or Grant Agreement including, but not limited to, provisions relating to the exercise of Options or the lapse of the restrictions on Restricted Shares. Any amendment to this Section 10 which diminishes the rights of Optionees, shall not be effective with respect to Options outstanding at the time of adoption of such amendment, whether or not such outstanding Options are then exercisable.

     A “Change of Control” shall be deemed to have occurred upon the earliest to occur of the following events: (i) the date on which the shareholders of the Company (or the Board of Trustees, if shareholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated, or (ii) the date on which the transactions contemplated by a definitive agreement to sell or otherwise dispose of substantially all of the assets of the Company are consummated, other than a transaction in which the holders of the Shares immediately prior to the transaction will have at least fifty percent (50%) of the voting power of the acquiring entity’s voting securities immediately after such transaction (without regard to such holders’ ownership of such acquiring entity’s voting securities immediately before or contemporaneously with such transaction), which voting securities are to be held by such holders immediately following such transaction in substantially the same proportion among themselves as such holders’ ownership of the Shares immediately before such transaction, or (iii) the first date on which (A) the transactions contemplated by a definitive agreement to merge or consolidate the Company with or into the other constituent entity, or to merge such other entity with or into the Company, have been consummated, other than, in any such case, a merger or consolidation of the Company in which the holders of the Shares immediately prior to the merger or consolidation will have at least fifty percent (50%) of the voting power of the surviving entity’s voting securities immediately after such merger or consolidation (without regard to such holders’ ownership of such acquiring entity’s voting securities immediately before or contemporaneously with such merger or consolidation), which voting securities are to be held by such holders immediately following such merger or consolidation in substantially the same proportion among themselves as such holders’ ownership of the Shares immediately before such merger or consolidation, and (B) members of the Board of Trustees prior to the consummation of such merger or consolidation cease to constitute a majority of the Board of Trustees, or (iv) the date on which any entity, person or group, within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (other than the Company or any Subsidiary or any employee benefit plan sponsored or maintained by the Company or any Subsidiary), shall have become the beneficial owner of, or shall have obtained voting control over, more than twenty percent (20%) of the outstanding Shares (without regard to any contractual or other restriction on the conversion or other exchange of securities into or for Shares), or (v) the first day after which a majority of the members of the Board of Trustees shall have been members of the Board of Trustees for less than two (2) years, unless the nomination for election of each new trustee who was not a trustee at the beginning of such two (2)-year period was approved by a vote of at least two-thirds of the trustees then still in office who were trustees at the beginning of such period.

     11. Adjustments on Changes in Capitalization.

     (a) Corporate Transactions. In the event that the outstanding Shares are changed by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination or exchange of shares and the like (not including the issuance of Shares on the conversion of other securities of the Company which are outstanding on the date of grant and which are convertible into Shares) or dividends payable in Shares, an equitable adjustment shall be made by the Committee in the aggregate number of Shares available under the Plan and in the number of Shares and price per Share subject to outstanding Options. Unless the Committee makes other provisions for the equitable settlement of outstanding options, if the Company shall be reorganized, consolidated, or merged with another corporation, or if all or substantially all of the assets of the Company shall be sold or exchanged, an Optionee shall at the time of issuance of the Shares under such corporate event be entitled to receive upon the exercise of his or her Option the same number and kind of shares or the same amount of property, cash or securities as he or she would have been entitled to receive upon the occurrence of any such corporate event as if he or she had been, immediately prior to such event, the holder of the number of             shares covered by his or her Option.

     (b) Proportionate Application. Any adjustment under this Section 11 in the number of Shares subject to Options shall apply proportionately to only the unexercised portion of any Option granted hereunder. If fractions of a Share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of Shares.

     (c) Committee Authority. The Committee shall have authority to determine the adjustments to be made under this Section, and any such determination by the Committee shall be final, binding and conclusive.

     12. Terms and Conditions of Awards. Awards granted pursuant to the Plan shall be evidenced by written Award Agreements in such form as the Committee shall from time to time approve, which Award Agreements shall comply with and be subject to the following terms and conditions and such other terms and conditions which the Committee shall from time to time require which are not inconsistent with the terms of the Plan. The Committee may, in its sole discretion, shorten or waive any term or condition with respect to all or any portion of any Award. Notwithstanding the foregoing, all restrictions shall lapse or terminate with respect to Restricted Shares upon the death or Disability of the Awardee. The total number of Shares which may be granted pursuant to Awards under the Plan shall not exceed Two Million (2,000,000).

     (a) Number of Shares. Each Award Agreement shall state the number of Shares to which it pertains.

     (b) Purchase Price. Each Award Agreement shall specify the purchase price, if any, which applies to the Award. If the Board of Trustees specifies a purchase price, the Awardee shall be required to make payment on or before the date specified in the Award Agreement. An Awardee shall pay for such Shares (i) in cash, (ii) by certified check payable to the order of the Company, or (iii) by such other mode of payment as the Committee may approve.

     (c) Restrictions on Transfer and Forfeitures. A share certificate representing the Restricted Shares granted to an Awardee shall be registered in the Awardee’s name but shall be held in escrow by the Company or an appropriate officer of the Company, together with an undated share transfer power executed by the Awardee with respect to each share certificate representing Restricted Shares in such Awardee’s name. The Awardee shall generally have the rights and privileges of a shareholder as to such Restricted Shares including the right to vote such Restricted Shares and to receive and retain all cash dividends with respect to such Shares, except that the following restrictions shall apply: (i) the Awardee shall not be entitled to delivery of the certificate until the expiration or termination of any period designated by the Committee (“Restricted Period”) and the satisfaction of any other conditions prescribed by the Committee; and (ii) all distributions with respect to the Restricted Shares other than cash dividends, such as share dividends, share splits or distributions of property, and any distributions (other than cash dividends) subsequently made with respect to other distributions, shall be delivered to the Company or an appropriate officer of the Company, together with appropriate share transfer powers or other instruments of transfer signed and delivered to the Company or appropriate officer of the Company by the Awardee, to be held by the Company or appropriate officer of the Company and released to either the Awardee or the Company, as the case may be, together with the Shares to which they relate; (iii) the Awardee will have no right to sell, exchange, transfer, pledge, hypothecate or otherwise dispose of any of the Restricted Shares or distributions (other than cash dividends) with respect thereto; and (iv) all of the Restricted Shares shall be forfeited and all rights of the Awardee with respect to such Restricted Shares shall terminate without further obligation on the part of the Company unless the Awardee has remained a regular full-time employee of the Company or an Affiliate, any of its subsidiaries or any parent or any combination thereof until the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee applicable to such Restricted Share. Upon the forfeiture of any Restricted Share, such forfeited shares shall be transferred to the Company without further action by the Awardee.

     (d) Lapse of Restrictions. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee as provided for in the Plan, the restrictions applicable to the Restricted Share shall lapse and a stock certificate for the number of shares of Common Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, except any that may be imposed by law, to the Awardee or the beneficiary or estate, as the case may be. The Company shall not be required to deliver any fractional share of Common Stock but will pay, in lieu thereof, the fair market value (determined as of the date the restrictions lapse) of such fractional share to the Awardee or the Awardee’s beneficiary or estate, as the case may be. The Award may provide for the lapse of restrictions on transfer and forfeiture conditions in installments. Notwithstanding the foregoing, unless the Shares are covered by a then current registration statement or a Notification under Regulation A under the Act, the Company may require as a condition to the transfer of Share certificates to an Awardee under this Subsection 12(d) that the Awardee provide the Company with an acknowledgment in form and substance satisfactory to the Company that (a) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (b) the Optionee has been advised and understands that (i) the Shares have not been registered under the Act and are “restricted securities” within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration, (c) such Shares may not be transferred without compliance with all applicable federal and state securities laws, and (d) an appropriate legend referring to the foregoing restrictions on transfer may be endorsed on the certificates. Notwithstanding the foregoing, if the Company determines that the transfer of Share certificates should be delayed pending (A) registration under federal or state securities laws, (B) the receipt of an opinion of counsel satisfactory to the Company that an appropriate exemption from such registration is available, (C) the listing or inclusion of the Shares on any securities exchange or an automated quotation system or (D) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares, the Company may defer transfer of Share certificates hereunder until any of the events described in this sentence has occurred.

     (e) Section 83(b) Election. An Awardee who files an election with the Internal Revenue Service to include the fair market value of any Restricted Share in gross income while they are still subject to restrictions shall promptly furnish the Company with a copy of such election together with the amount of any federal, state, local or other taxes required to be withheld to enable the Company to claim an income tax deduction with respect to such election.

     (f) Rights as Shareholder. Upon payment of the purchase price, if any, for Shares covered by an Award and compliance with the acknowledgment requirement of subsection 12(d), the Grantee shall have all of the rights of a shareholder with respect to the Shares covered thereby, including the right to vote the Shares and receive all dividends and other distributions paid or made with respect thereto, except to the extent otherwise provided by the Committee or in the Award Agreement.

     (g) Amendment. Subject to the provisions of the Plan, the Committee shall have the right to amend Awards issued to an Awardee, subject to the Awardee’s consent if such amendment is not favorable to the Awardee, except that the consent of the Awardee shall not be required for any amendment made pursuant to Section 10 of the Plan.

     13. Amendment of the Plan. The Board of Trustees of the Company may amend the Plan from time to time in such manner as it may deem advisable. Nevertheless, the Board of Trustees of the Company may not change the class of individuals eligible to receive an ISO or increase the maximum number of Shares as to which Options or Awards may be granted without obtaining approval, within twelve months before or after such action, by vote of a majority of the votes cast at a duly called meeting of the shareholders at which a quorum representing a majority of all outstanding voting interests of the Company is, either in person or by proxy, present and voting on the matter, or by a method and in a degree that would be treated as adequate under applicable state law in the case of an action requiring shareholder approval. No amendment to the Plan shall adversely affect any outstanding Option or Award, however, without the consent of the Grantee.

     14. No Commitment to Retain. The grant of an Option or an Award pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Affiliate to retain the Grantee in the employ of the Company or an Affiliate and/or as a member of the Company’s Board of Trustees or in any other capacity.

     15. Withholding of Taxes. Whenever the Company proposes or is required to deliver or transfer Shares in connection with an Award or the exercise of an Option, the Company shall have the right to (a) require the recipient to remit or otherwise make available to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Shares or (b) take whatever other action it deems necessary to protect its interests with respect to its tax liabilities. The Company’s obligation to make any delivery or transfer of Shares shall be conditioned on the Grantee’s compliance, to the Company’s satisfaction, with any withholding requirement.

     16. Interpretation. The Plan is intended to enable transactions under the Plan with respect to Trustees and officers (within the meaning of Section 16(a) under the Securities Exchange Act of 1934, as amended) to satisfy the conditions of Rule 16b-3; to the extent that any provision of the Plan would cause a conflict with such conditions or would cause the administration of the Plan as provided in Section 3 to fail to satisfy the conditions of Rule 16b-3, such provision shall be deemed null and void to the extent permitted by applicable law. This section shall not be applicable if no class of the Company’s equity securities is then registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

     17. Non-Executive Officer Award Committee. The Board of Trustees may establish a Non-Executive Officer Award Committee which, notwithstanding anything in this Plan to the contrary, shall have the power, solely with respect to employees of the Company who are not executive officers of the Company, to make Awards, subject to the following terms and limitations:

     (a) The Non-Executive Officer Award Committee may make Awards only to employees who are not executive officers of the Company.

     (b) The maximum number of Shares that may be awarded by the Non-Executive Officer Award Committee during any calendar year is 8,000. The maximum number of Shares that may be granted with respect to any one Award is 1,000. No individual may receive in excess of two Awards made by the Non-Executive Officer Award Committee in any calendar year.

     (c) The Non-Executive Officer Award Committee may set such vesting terms with respect to the Awards as it deems appropriate.

     (d) In all other respects, the Awards made by the Non-Executive Officer Award Committee shall be governed by the terms of the Award Agreement relating to the Award, as appropriate and in the form then authorized by the Committee.

     (e) The powers of the Non-Executive Officer Award Committee shall be as enumerated in this section; the Non-Executive Officer Award Committee shall not otherwise perform the functions of the Committee under this Plan.

     (f) The Committee may also make Awards to non-executive officer employees in accordance with the provisions of the Plan.

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